Exhibit 10.1

Eighth Amendment to Amended and Restated Credit Agreement

This EIGHTH Amendment to amended and restated Credit Agreement (this “Amendment”), dated as of May 28, 2025 (the “Eighth Amendment Effective Date”), is among civitas resources, Inc., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent, the Lenders and the Issuing Banks are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.            The parties hereto desire to and have agreed to enter into this Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof, (ii) evidence the decrease of the Borrowing Base from $3,400,000,000 to $3,300,000,000 as set forth in Section 3.1 hereof and (iii) evidence the reaffirmation of the Elected Loan Limit at $2,500,000,000 as set forth in Section 3.2 hereof, in each case, as set forth herein and to be effective as of the Eighth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.         Amendments as of the Eighth Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, effective as of the Eighth Amendment Effective Date, the Credit Agreement shall be amended in the manner provided in this Section 2.

2.1            Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Eighth Amendment” means that certain Eighth Amendment to Amended and Restated Credit Agreement dated as of the Eighth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” means May 28, 2025.

2.2            Amended Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.06, as the same may be adjusted from time to time pursuant to the Borrowing Base Adjustment Provisions. As of the Eighth Amendment Effective Date, the Borrowing Base is $3,300,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Guarantee Agreement, any Intercreditor Agreement, and the Fee Letter.

“Revolving Credit Maturity Date” means the earlier to occur of (a) the date that is one hundred eighty (180) days prior to the scheduled maturity of any Permitted Additional Debt (other than the 5.00% Senior Notes) and (b) August 2, 2028 (the “Stated Revolving Credit Maturity Date”).

2.3            Amendment to Section 2.01 of the Credit Agreement. Section 2.01(b)(i) of the Credit Agreement is hereby amended by deleting the words “the Elected Loan Limit as of the Seventh Amendment Effective Date is $2,500,000,000”, and inserting the words “the Elected Loan Limit as of the Eighth Amendment Effective Date is $2,500,000,000”.

2.4            Amendment to Section 2.06 of the Credit Agreement. Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a)            Eighth Amendment Effective Date Borrowing Base. The Borrowing Base on the Eighth Amendment Effective Date shall be $3,300,000,000. Notwithstanding the foregoing, during a Borrowing Base Period, the Borrowing Base may be subject to further adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions.

Section 3.         Borrowing Base and Election of Elected Loan Limit.

3.1            Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders party hereto hereby agree that, effective as of the Eighth Amendment Effective Date, the Borrowing Base is hereby decreased from $3,400,000,000 to $3,300,000,000, and shall remain at $3,300,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 3.1 shall constitute the Scheduled Redetermination scheduled to occur on or about May 1, 2025 for purposes of Section 2.06(b) of the Credit Agreement. This Amendment is the New Borrowing Base Notice referred to in Section 2.06(d) of the Credit Agreement for the Scheduled Redetermination scheduled to occur on or about May 1, 2025.

3.2            Election of Elected Loan Limit. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent, the Lenders and the Borrower agree that the Elected Loan Limit shall be reaffirmed at $2,500,000,000 and shall remain at $2,500,000,000 until subsequently decreased or increased pursuant to Section 2.01(b) of the Credit Agreement.

Section 4.         Conditions Precedent. The effectiveness of this Amendment is subject to the following:

4.1            Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (a) each of the Credit Parties and (b) each of the Lenders constituting the Required Lenders.

4.2            Fees. The Administrative Agent shall have received all fees and other amounts due and payable (including fees due and payable for the account of the Lenders) on or prior to the Eighth Amendment Effective Date.

Section 5.         Miscellaneous.

5.1            Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document except as expressly provided herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2            Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Credit Party that is a Guarantor, that its Guarantee under the Guarantee Agreement remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Default or Event of Default exists.

5.3            Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

5.4            No Oral Agreement. This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.

5.5            Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6            Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, in each case, as and to the extent required pursuant to Section 12.03 of the Credit Agreement.

5.7            Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8            Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	CIVITAS RESOURCES, INC.

	By:	/s/ Marianella Foschi
	Name:	Marianella Foschi
	Title:	Chief Financial Officer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC
CIVITAS NORTH, LLC
HOLMES EASTERN COMPANY, LLC
ROCKY MOUNTAIN INFRASTRUCTURE, LLC
HIGHPOINT RESOURCES CORPORATION
HIGHPOINT OPERATING CORPORATION
FIFTH POCKET PRODUCTION, LLC
EXTRACTION OIL & GAS, INC.
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
TABLE MOUNTAIN RESOURCES, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XTR MIDSTREAM, LLC
7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
XOG SERVICES, LLC
RAPTOR CONDOR MERGER SUB 2, LLC
CRESTONE PEAK RESOURCES GP INC.
CRESTONE PEAK RESOURCES LLC
CRESTONE PEAK RESOURCES LP
CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC
CRESTONE PEAK RESOURCES OPERATING LLC
CRESTONE PEAK RESOURCES MIDSTREAM LLC
CRESTONE PEAK RESOURCES HOLDINGS LLC
COLLEGIATE HOLDINGS LLC
CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC
CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC

By:	/s/ Marianella Foschi
Name:	Marianella Foschi
Title:	Chief Financial Officer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

Civitas DE Basin Resources, LLC
Civitas DE Basin Holdings, LLC
Civitas DE Basin Midstream, LLC
Civitas DE Basin Minerals, LP

Civitas DE Basin Resources II, LLC
Civitas DE Basin Holdings II, LLC
Civitas DE Basin Minerals II, LLC

Civitas DE Basin NM Holdings, LLC
Civitas DE Basin NM Minerals, LLC

Civitas MID Basin Energy, LLC
Civitas MID Basin Energy B, LLC
Civitas Permian Operating, LLC

By:	/s/ Marianella Foschi
Name:	Marianella Foschi
Title:	Chief Financial Officer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Dalton Harris
Name:	Dalton Harris
Title:	Authorized Officer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

FIFTH THIRD BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Lee
Name:	Jonathan Lee
Title:	Managing Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

KEYBANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Eric Appel
Name:	Eric Appel
Title:	Senior Vice President

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

PNC BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert Downey
Name:	Robert Downey
Title:	Vice President

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

TRUIST BANK,
as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Senior Vice President

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

CAPITAL ONE,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Garza
Name:	David Garza
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

BOKF, NA,
as a Lender

By:	/s/ Guy Evangelista
Name:	Guy Evangelista
Title:	SVP, Manager

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

COMERICA BANK,
as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Sam Cutler
Name:	Sam Cutler
Title:	Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
Civitas Resources, Inc.